SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): January 18, 2017

ALLIANCE MMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37899	47-5412331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Paul K. Danner, III

Chief Executive Officer

590 Madison Avenue, 21st Floor

New York, New York 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 739-7825

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 24, 2017, Alliance MMA, Inc. (the “Company”) closed on the acquisition of the mixed martial arts (MMA) promotion business of Fight Time Promotions, LLC (“FT”), pursuant to an asset purchase agreement it entered into on January 18, 2017, for an aggregate consideration of $420,000 of which $84,000 was paid in cash and $336,000 was paid in shares of the Company’s common stock valued at $4.50 per share. In connection with the acquisition Karla Guadamuz-Davis, the sole selling member of FT, placed 28,000 shares of the 74,667 shares of common stock issued as part of the purchase price into escrow to guarantee the financial performance of the FT MMA promotion business post closing. Accordingly, in the event the gross profit of the FT MMA promotion business is less than $60,000 in fiscal year 2017, all 28,000 shares will be forfeited. Also in connection with the acquisition, the Company entered into a two-year executive employment agreement with Ms. Davis who will serve as General Manager, Fight Time Promotions. Ms. Davis will receive base compensation of $40,000 per year under the agreement.

The foregoing description of the acquisition and the employment arrangement with Ms. Davis is a summary only and is qualified in its entirety by reference to the complete text of the asset purchase agreement and the exhibits thereto which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Also on January 24, 2017 the Company entered into a three-year executive employment agreement with James Byrne pursuant to which Mr. Byrne will serve as the Company’s chief marketing officer. Under the agreement Mr. Byrne will receive base compensation of $150,000 per year and was granted options to purchase 100,000 shares of the Company’s common stock at an exercise price of $3.75 per share. The options are fully vested.

The foregoing description of the executive employment agreement is a summary only and is qualified in its entirety by reference to the complete text of the executive employment agreement filed herewith as Exhibit 10.2 and incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES

The disclosure in Item 1.01 relating to the issuance of 74,667 shares of the Company’s common stock is incorporated herein by reference. Karla Guadamuz-Davis is an accredited investor and the issuance of the common stock is exempt from registration under Section 4(a) (2) of the Securities Act of 1933, as amended.

ITEM 7.01 REGULATION FD DISCLOSURE

On January 18, 2017, the Company issued a press release announcing the signing of a definitive agreement to acquire the mixed martial arts (MMA) promotion business of Fight Time Promotions, LLC a copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

On January 24, 2017, the Company issued a press release announcing that it hired James Byrne to serve as its Chief Marketing Officer a copy of the press release is attached as Exhibit 99.2 hereto and incorporated by reference herein.

The information under this Item 7.01 and in Exhibits 99.1 and 99.2 in this Current Report is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under this Item 7.01 and in Exhibits 99.1 and 99.2 in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

Financial statements of the acquired business are not included in this Form 8-K report. Such financial statements will be filed within 71 calendar days after the date on which this Form 8-K report is required to be filed.

(b)	Pro Forma Financial Information.

Pro forma financial information relative to the acquired business is not included in this Form 8-K report. Such pro forma financial information will be filed within 71 calendar days after the date on which this Form 8-K is required to be filed.

(d)	Exhibits.

10.1	Asset Purchase Agreement by and among Alliance MMA, Inc., Fight Time Promotions, LLC and Karla Guadamuz-Davis dated January 18, 2017.

10.2	Executive Employment Agreement by and between Alliance MMA, Inc. and James Byrne dated January 24, 2017.

99.1	Press Release dated January 18, 2017.

99.2	Press Release dated January 24, 2017.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCE MMA, INC.

By:	/s/ Paul K. Danner, III
Name:	Paul K. Danner, III
Its:	Chief Executive Officer

Dated: January 24, 2017

EXHIBIT INDEX

10.1	Asset Purchase Agreement by and among Alliance MMA, Inc., Fight Time Promotions, LLC and Karla Guadamuz-Davis dated January 18, 2017.

10.2	Executive Employment Agreement by and between Alliance MMA, Inc. and James Byrne dated January 24, 2017.

99.1	Press Release dated January 18, 2017.

99.2	Press Release dated January 24, 2017.